UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2930 West Sam Houston Parkway North, Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2008, Flotek Industries, Inc. (the “Company”) issued and sold $115.0 million aggregate principal amount of its 5.25% Convertible Senior Notes due 2028 (collectively the “Notes”, and each, a “Note”) pursuant to the Company’s Registration Statement on Form S-3 (File No. 148384) as amended by Post-Effective Amendment No. 1, filed with the Securities and Exchange Commission (the “Commission”) on February 5, 2008. In connection with the issuance of the Notes (the “Offering”), the Company, certain of the Company’s subsidiaries (the “Guarantors”), and American Stock Transfer & Trust Company (the “Trustee”), entered into a senior indenture (the “Base Indenture”), dated as of February 14, 2008, a copy of which was filed, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, with the Commission on February 14, 2008 and is incorporated herein by reference. The Base Indenture includes customary agreements and covenants by the Company and the Guarantors.

On February 14, 2008, the Company, the Guarantors and the Trustee entered into a First Supplemental Indenture, to the Base Indenture, dated as of February 14, 2008 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”). A copy of the Supplemental Indenture was filed, as Exhibit 4.2 to the Company’s Current Report on Form 8-K, with the Commission on February 14, 2008 and is incorporated herein by reference.

The Notes bear interest at a rate of 5.25% per year, accruing from February 14, 2008 and payable semiannually on February 15 and August 15 of each year, beginning August 15, 2008. The Notes will also pay contingent interest to their holders semiannually, commencing with the six-month period beginning on February 15, 2013, if the trading price of a Note for each of the five trading days ending on the third trading day immediately preceding the first day of the relevant six-month period equals 120% or more of the principal amount of the Note. The amount of contingent interest payable per Note with respect to any such period will be equal to 0.50% per annum of the average trading price of such Note for the five trading days referred to above. The Notes will mature on February 15, 2028, subject to earlier repurchase, redemption or conversion. The Notes will be convertible, under certain circumstances, into shares of Flotek common stock, cash, or a combination thereof, at Flotek’s option. The Notes have an initial conversion rate of 43.9560 shares of Company common stock per $1,000 principal amount (equivalent to an initial conversion price of approximately $22.75 per share), subject to adjustment. In addition, in certain circumstances following certain corporate transactions that occur prior to February 15, 2013 and that also constitute a fundamental change, the conversion rate for a holder who elects to convert its Notes in connection with such corporate transaction will be increased. Holders have the right to require the Company to purchase all or a portion of their Notes for cash on February 15, 2013, February 15, 2018 and February 15, 2023.

The Notes are senior, unsecured obligations of the Company and rank equally in right of payment to all of the Company’s other existing and future senior indebtedness. The Notes are effectively subordinated to all of the Company’s secured indebtedness and that of the Guarantors, including indebtedness under the Company’s senior credit facility, to the extent of the value of the Company’s assets collateralizing such indebtedness and any liabilities of the Company’s non-guarantor subsidiaries.

Beginning February 15, 2013, the Company may redeem any or all of the outstanding Notes in cash at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any. Subject to certain exceptions, if the Company undergoes a “fundamental change”, as described in the Indenture, each holder of Notes will have the option to require the Company to repurchase all or a portion of such holder’s Notes on a date specified by the Company that is no later than the 35th calendar day after the date of the Company notice of the occurrence of such fundamental change. The fundamental change repurchase price will be 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest.

If an “event of default”, as described in the Indenture, on the Notes occurs, either the Trustee or the holders of at least 25% in principal amount of the Notes may declare the principal amount of Notes, plus accrued and unpaid interest thereon, if any, to be due and payable, subject to certain conditions set forth in the Indenture.

The above descriptions of the Indenture are summaries only and are qualified in their entirety by reference to the Base Indenture and Supplemental Indenture which were filed by the Company, as Exhibits 4.1 and 4.2 to the Current Report on Form 8-K, with the Commission on February 14, 2008.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 14, 2008, Teledrift Acquisition, Inc., a wholly-owned subsidiary of the Company (the “Purchaser”), completed the previously announced purchase of substantially all of the assets of Teledrift, Inc. (“Teledrift”) for the aggregate cash purchase price of approximately $95.2 million, subject to purchase price adjustments (the “Teledrift Acquisition”). The Company used a portion of the net proceeds from the Offering to fund the purchase price of the Teledrift Acquisition. The sale of assets was effected pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) dated February 7, 2008 among the Company, the Purchaser, Teledrift and certain stockholders of Teledrift named therein. A copy of the Asset Purchase Agreement was filed, as Exhibit 10.1 to the Company’s Current Report on Form 8-K, with the Commission on February 7, 2008 and is incorporated herein by reference.

This Current Report on Form 8-K includes the required historical financial statements and other financial information with respect to the Teledrift Acquisition as required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Teledrift, Inc.

Report of Independent Accountants

Balance Sheets

Statements of Income

Statements of Changes in Stockholders’ Equity

Notes to Financial Statements

(b)	Pro Forma Financial Information

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2007

Unaudited Pro Forma Combined Condensed Income Statement for the Nine Months ended September 30, 2007

Unaudited Pro Forma Combined Condensed Income Statement for the Year ended December 31, 2006

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(d)	Exhibits.

Exhibit Number	Description
4.1	Base Indenture, dated February 14, 2008, by and among Flotek Industries, Inc., the subsidiary guarantors named therein and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated February 14, 2008, File No. 001-13270).

4.2	First Supplemental Indenture, dated February 14, 2008, by and among Flotek Industries, Inc., the subsidiary guarantors named therein and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K dated February 14, 2008, File No. 001-13270).

4.3	Form of Global Security (contained in Exhibit A to the First Supplemental Indenture).

10.1	Asset Purchase Agreement, dated as of February 4, 2008, by and among Teledrift Acquisition, Inc., Flotek Industries, Inc., Teledrift, Inc. and the stockholders named therein (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated February 7, 2008, File No. 001-13270).

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: February 21, 2008	/s/ Lisa G. Meier
Lisa G. Meier
Chief Financial Officer & Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
4.1	Base Indenture, dated February 14, 2008, by and among Flotek Industries, Inc., the subsidiary guarantors named therein and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated February 14, 2008, File No. 001-13270).

4.2	First Supplemental Indenture, dated February 14, 2008, by and among Flotek Industries, Inc., the subsidiary guarantors named therein and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K dated February 14, 2008, File No. 001-13270).

4.3	Form of Global Security (contained in Exhibit A to the First Supplemental Indenture).

10.1	Asset Purchase Agreement, dated as of February 4, 2008, by and among Teledrift Acquisition, Inc., Flotek Industries, Inc., Teledrift, Inc. and the stockholders named therein (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated February 7, 2008, File No. 001-13270).

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information